Exhibit 23.3

            CONSENT OF INDEPENDENT PETROLEUM ENGINEERS AND GEOLOGISTS

We hereby consent to the incorporation by reference of the statements of reserves and references to us appearing in the Annual Report on Form 10-K of Infinity, Inc. for the year ended December 31, 2003 in the Registration Statement on Form S-3/A dated February 1, 2005.

                                       NETHERLAND, SEWELL & ASSOCIATES, INC.

                                       By: /s/ Frederic D. Sewell
                                          --------------------------------------
                                            Frederic D. Sewell
                                            Chairman and Chief Executive Officer

Dallas, Texas
February 1, 2005